                                                                       Exhibit 6

                                                                  April 20, 1999

Providentmutual Life and Annuity Company of America
300 Continental Drive
Newark, DE 19713

Directors:

I hereby consent to the reference to my name under the caption "Experts" in the Prospectus filed as part of the Post-Effective Amendment No. 5 of the Registration Statement on Form S-6 (File No. 33-83138) for the Providentmutual Variable Life Separate Account.

                                          Sincerely,

                                          Scott V. Carney, FSA,MAAA
                                          Actuary